UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934 (Amendment No.   )

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Astea International Inc.
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Astea International Inc.
240 Gibraltar Road
Horsham, Pennsylvania 19044
---------------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
June 22, 2018

To the Stockholders of Astea International Inc.:

The annual meeting of stockholders of Astea International Inc., a Delaware corporation, will be held on Friday, June 22, 2018 at 11:00 a.m., local time, at our headquarters at 240 Gibraltar Road, Horsham, Pennsylvania 19044, for the following purposes:

1.	To elect four directors to serve until the next annual meeting of stockholders.
2.	To ratify the selection of EisnerAmper LLP as independent auditors for the fiscal year ending December 31, 2018.
3.	To approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers.
4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on April 27, 2018, the Record Date fixed by our Board of Directors, are entitled to notice of, and to vote at, the meeting.

All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of the Board of Directors

Zack Bergreen
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 22, 2018:

THE PROXY STATEMENT AND THE ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE
IN THE INVESTORS SECTION OF OUR WEBSITE AT:
https://materials.proxyvote.com/04622E

Horsham, Pennsylvania
April 27, 2018

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

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Astea International Inc.
240 Gibraltar Road
Horsham, Pennsylvania 19044

PROXY STATEMENT

Why are you receiving these proxy materials?

This proxy statement, along with the form of proxy enclosed, which was first mailed to stockholders on or about May 14, 2018, are being furnished to you by the Board of Directors of Astea International Inc., a Delaware corporation (which we may refer to as “we,” “us,” “our,” “Astea” or the “Company”) in connection with our annual meeting of stockholders to be held on Friday, June 22, 2018, at 11:00 a.m. local time, at our headquarters at 240 Gibraltar Road, Horsham, Pennsylvania 19044, or at any adjournments or postponements thereof (the “Annual Meeting”).

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote on the following matters:

•	To elect four directors to serve until our next annual meeting of stockholders;

•	To ratify EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

•	A non-binding, advisory vote to approve Named Executive Officer compensation; and

•	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Other than the matters set forth above, we do not know of any other matters that may come before the Annual Meeting.  If any other matters are properly presented to the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 27, 2018 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 3,594,549 shares of our Common Stock, $0.01 par value per share (the “Common Stock”), were issued and outstanding.  During the 10 days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call our switchboard at 215-682-2500 and ask for Rick Etskovitz to arrange a visit to our offices.

What are the voting rights of the holders of our Common Stock?

The holders of Common Stock are entitled to one vote per share of Common Stock on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy.

How can you vote?

If you are a record holder, meaning your shares are registered in your name, you may vote or submit a proxy:

1.
By Mail - Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

2.
In Person at the Meeting - If you attend the Annual Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting.  If you hold your shares through a bank or broker and wish to vote in person, please bring a “legal” proxy from your bank or stockbroker.

Beneficial Owners and Broker Non-Votes

A significant portion of our stockholders hold their shares in “street name” through a stockbroker, bank, or other nominee, rather than directly in their own names. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your stockbroker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your stockbroker, bank, or other nominee on how to vote your shares. If you hold your shares in street name, your stockbroker, bank, or other nominee has enclosed a voting instruction card for you to use in directing your stockbroker, bank, or other nominee in how to vote your shares.

Stockbrokers, banks, or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Stockbrokers, banks, or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our independent registered public accounting firm; however, they will not have this discretionary authority with respect to non-routine matters, including each of the other proposals presented at the Annual Meeting. As a result, with respect to non-routine matters, if the beneficial owners have not provided instructions with respect to such non-routine matters (commonly referred to as “broker non-votes”), those beneficial owners’ shares will be included in determining whether a quorum is present, but will not be voted and will be considered to be an abstention, having no effect on the vote for such non-routine matters.

Can you change your vote or revoke your proxy?

Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person.

Any stockholder giving a proxy has the right to revoke it at any time before it is exercised, by (1) filing with our Corporate Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy (but a date that precedes the date of the Annual Meeting), (2) duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Our Corporate Secretary can be notified in writing at Astea International Inc., 240 Gibraltar Road, Horsham, Pennsylvania 19044, Attention: Corporate Secretary.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank, or other nominee in accordance with the instructions you have received from them.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Zack Bergreen, our Chairman and Chief Executive Officer (“CEO”), and Rick Etskovitz, our Chief Financial Officer (“CFO”). They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of Common Stock may be voted.

How will your proxy vote your shares?

If the form of proxy which accompanies this proxy statement (“Proxy Statement”) is executed and returned, it will be voted in accordance with the instructions marked thereon. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by a properly executed proxy: (i) FOR election of four director nominees named in this Proxy Statement; (ii) FOR ratification of the appointment of EisnerAmper as independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2018; (iii) FOR approval, on a non-binding, advisory basis, of the named executive officer compensation, and (iv) in the proxyholders’ discretion, on any other business that may come properly before the meeting and any adjournments or postponements of the meeting.

What constitutes a quorum?

Our bylaws provide that at any meeting of stockholders, the holders of a majority of the issued and outstanding shares of Common Stock present in person or by proxy constitute a quorum for the transaction of business. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes will be counted as present for the purpose of establishing a quorum.

If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a date when a quorum is present.  If an adjournment is for more than 30 days or a new Record Date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each matter and how are votes counted?

Proposal No. 1 — Election of Four Directors – The election of directors requires a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote; accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Proposal No. 2 —  Ratification of the Appointment of our Independent Registered Public Accounting Firm – The affirmative vote of a majority of the votes cast for or against the matter by stockholders entitled to vote at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm. A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted, and therefore will have no effect on the vote for this proposal.

Proposal No. 3 – Advisory Vote to Approve Named Executive Officer Compensation – The affirmative vote of a majority of the votes cast for or against the matter by stockholders entitled to vote at the Annual Meeting is required to adopt this resolution. A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted, and therefore will have no effect on the vote for this proposal.

Why are you being asked to ratify the appointment of EisnerAmper?

Although stockholder approval of the selection of EisnerAmper as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee of our Board of Directors (the “Audit Committee”) has agreed to reconsider the selection of EisnerAmper, but will not be required to take any action.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board of Directors and the cost of solicitation of proxies will be borne by us. Proxies may be solicited by mail, personal interview, or telephone and, in addition, our directors, officers and regular employees may solicit proxies by such methods without additional remuneration. We may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have Common Stock registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

EisnerAmper served as our independent registered public accounting firm for the fiscal year ended December 31, 2017 and audited our financial statements for such fiscal year. EisnerAmper has been appointed by the Audit Committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2018. We expect that one or more representatives of EisnerAmper will be present at the Annual Meeting.  They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the Annual Meeting.

How may you obtain additional copies of this Proxy Statement, our Annual Report to Stockholder or our Annual Report on Form 10-K?

We will provide to each person solicited, without charge, upon request in writing, a copy of this Proxy Statement, a copy of our Annual Report to Stockholders or our Annual Report on Form 10-K including the financial statements and financial statement schedules, as filed with the SEC for the fiscal year ended December 31, 2017 (in each case excluding exhibits). Requests should be directed to our Chief Financial Officer at Astea International Inc., 240 Gibraltar Road, Horsham, Pennsylvania 19044.

What is “householding” and how does it affect me?

Some banks and brokers with account holders who are our stockholders may be “householding” our proxy materials. This means that a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, or direct your request to Investor Relations Department at Astea International Inc., 240 Gibraltar Road, Horsham, PA 19044; Phone: 215-682-2500. We will deliver promptly upon request a separate copy of the proxy statement and annual report. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

When are stockholder proposals for our 2019 Annual Meeting of Stockholders due?

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2019 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible pursuant to Rule 14a-8 of the Exchange Act for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2019 annual meeting of stockholders’ proposals must be received by our Corporate Secretary no later than December 28, 2018. In addition, stockholder proposals submitted between November 28, 2018 and December 28, 2018 may be presented at the annual meeting if such proposals comply with our bylaws, but will only be included in our proxy materials to the extent that the submitting stockholder indicates a desire for such inclusion and that the proposal complies with the rules and regulations of the SEC. Any proposal received after December 28, 2018 will be considered untimely. The dates referenced above with respect to proposing an item of business at our 2019 annual meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement to be furnished to all stockholders entitled to vote at our 2019 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act.

In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt requested to Astea International Inc., 240 Gibraltar Road, Horsham, Pennsylvania 19044, Attention: Corporate Secretary.  In addition, the execution of a proxy solicited by us in connection with the 2019 annual meeting of stockholders shall confer on the designated proxyholder discretionary voting authority to vote on any stockholder proposal which is not included in our proxy materials for such meeting and for which we do not receive notice before December 28, 2018.

PROPOSAL 1

ELECTION OF DIRECTORS
Nominees

Our Board of Directors currently consists of four members: Zack Bergreen, Keith D. Schneck, Eric S. Siegel and Mark I. Simon. Messrs. Schneck, Siegel and Simon are independent directors. The terms of the current directors will expire at the Annual Meeting. All directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

Our Board of Directors has nominated and recommends Zack Bergreen, Keith D. Schneck, Eric S. Siegel and Mark I. Simon to be elected to hold office until the 2019 Annual Meeting of Stockholders. Our Board of Directors knows of no reason why the director nominees should be unable or unwilling to serve, but if any director nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as our Board of Directors may recommend in the place of such director nominee. Unless otherwise instructed, the proxyholders will vote properly executed proxies received by them for the director nominees named below.

OUR BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE DIRECTOR NOMINEES LISTED BELOW.

The following table sets forth the nominees for election as directors at the Annual Meeting and the year each such nominee was first elected or appointed as a director; the positions currently held by the nominee with us, if applicable; and the year the nominee’s term will expire:

Nominee’s Name (Year Nominee First Became a Director)	Age	Position(s) with the Company	Year Current Term Will Expire
Zack Bergreen (1979)	72	Chairman of the Board of Directors and Chief Executive Officer	2018
Keith D. Schneck (2013)	62	Director	2018
Eric S. Siegel (2002)	61	Director	2018
Mark I. Simon (2014)	69	Director	2018

Zack Bergreen founded the Company in November 1979 and has been the Chairman of our Board of Directors and our Chief Executive Officer since then. Mr. Bergreen received a Bachelor of Science and a Master of Science from the University of Maryland. Our Board of Directors believes that Mr. Bergreen is qualified to serve on our Board of Directors because his experience as a pioneer in the field service software industry makes him a valuable member of our Board of Directors, particularly in determining the strategic focus of the Company.

                Keith D. Schneck joined the Board of Directors in April 2013 and is Chairman of the Audit Committee, as well as a member of the Compensation Committee and the Governance Committee. He currently provides financial consulting services to technology companies.  From September 2014 to June 2016, Mr. Schneck was the Chief Financial Officer of Elemica Inc., a privately held software company, which was acquired by Thoma Bravo private equity in June 2016.  From January 2013 to September 2014, he provided financial consulting services to several technology companies. He was the Executive Vice President and Chief Financial Officer of eResearch Technology Inc. from July 2008 through December 2012. eResearch Technology Inc., based in Philadelphia, is a global provider of high-quality patient safety and efficacy endpoint data collection solutions for use in clinical drug development and was publicly traded on NASDAQ until its acquisition in 2012 by Genstar Capital. Prior to that from 2003 through December 2007, he was the Executive Vice President and Chief Financial Officer of Neoware, Inc. Neoware, Inc. was based in King of Prussia, Pennsylvania and was publicly traded on NASDAQ until its acquisition by Hewlett Packard in 2007. Neoware, Inc. was a provider of products, software and services for the thin client segment of the server based computing market. Prior to Neoware, Inc., Mr. Schneck held a number of additional executive positions in both financial and operational roles at various Philadelphia area technology companies.   Mr. Schneck began his career as a CPA with KPMG in Philadelphia from 1977 to 1986. Mr. Schneck holds a B.S. in accounting from West Chester University, and is a Certified Public Accountant. Our Board of Directors believes that Mr. Schneck is qualified to serve on our Board of Directors because his extensive experience understanding the financial aspects of technology companies, as well as the reporting requirements of public companies, together with his operational experience, is an important perspective for the Board of   Directors.

Eric S. Siegel joined our Board of Directors in September 2002 and is a member of the Audit Committee and Governance Committee, as well as Chairman of the Compensation Committee. He is the founder of Siegel Management Company, a strategy consulting and investment banking advisory firm established in 1983 with a diverse client base, principally comprised of lower middle market firms. His expertise and experience has been utilized by growth companies, public market and acquisition candidates, industry consolidators and turnarounds. Mr. Siegel serves on the board of B&W Tek, a   manufacturer   of   analytical, diagnostic   and   medical   instrumentation. Additionally, he serves on the Board of Lite Cure, a manufacturer of therapeutic medical and veterinary devices. He sat on the board of workpays.me from 2012 to 2014 at which time it was successfully sold. From 2002-2008, he sat on the Board of PSCInfoGroup, a private equity backed information management company which was sold in a private equity transaction.  From 1996-2006, he served as a director of the NCO Group, formerly a NASDAQ listed company, specializing in debt collection services. An established author, he was a lecturer in management at the Wharton School for 35 years. Mr. Siegel is a magna cum laude graduate of the University of Pennsylvania and received an MBA from the Wharton School. Our Board of Directors believes that Mr. Siegel is qualified to serve on our Board of Directors because his experience with a variety of companies at an advisory level, as well as his management expertise, brings a valuable perspective to our Board of Directors.

Mark I. Simon joined the Board of Directors in July 2014 and is Chairman of the Nominating and Corporate Governance Committee of the Board, as well as a member of the Audit Committee and the Compensation Committee. Mr. Simon was the founder and president of Atlantic Books from 1975 through 2012, a chain of discount book stores located on the East Coast of the U.S. He is currently involved in real estate and marketing ventures as an investor. Mr. Simon obtained a Bachelor of Science degree in Business Administration from American University in Washington, D.C. Our Board of Directors believes that Mr. Simon is qualified to serve on our Board of Directors because of his depth of operational experience in building and running a major business.

EXECUTIVE OFFICERS

The following table sets forth our executive officers, their ages, and the positions currently held by each such person with us:

Name	Age	Position
Zack Bergreen	72	Chairman of our Board of Directors and Chief Executive Officer
Fredric (“Rick”) Etskovitz	63	Chief Financial Officer and Treasurer
David Giannetto	50	Chief Operating Officer

Biographical information for Mr. Bergreen appears above under the section “Proposal 1 – Election of Directors.”
Rick Etskovitz joined us in June 2000, when he was appointed as our CFO and Treasurer. Mr. Etskovitz resigned from his positions with us in April 2004, but returned as CFO on January 4, 2005, during which time he was a partner in the Philadelphia accounting firm of Shechtman, Marks, Devor and Etskovitz. Mr. Etskovitz is responsible for our financial reporting, internal accounting controls, SEC and tax compliance, and investor relations. Mr. Etskovitz brings to his position 35 years of experience in financial management and reporting. A CPA, he previously served us for seven years as the engagement partner from an independent accounting firm. Mr. Etskovitz was also part of the financial management team at DuPont where he held responsibilities for Mergers and Acquisitions, Financial Planning, Corporate Accounting and Benefits. Mr. Etskovitz received his Bachelor of Science from the Pennsylvania State University and his MBA from the Wharton School at the University of Pennsylvania.
David F. Giannetto joined Astea in August 2015 as Senior Vice President of Client Services with extensive experience as a senior manager in technology and professional service companies, and is a nationally respected thought-leader in the areas of business intelligence, the application of enterprise-level technology, information management, big data and analytics and has been listed as a thought-leader by the American Management Association, Business Finance Magazine and Consumer Goods Technology Magazine. He is a published author, speaker and writer for national magazines. David graduated from Monmouth University, received an MBA from Rutgers University where he was formerly a professor, and was a regular army officer in the 10th Mountain Division. Prior to joining Astea, he was Senior Vice President of Performance Management at Salient Corporation. In February 2017, David was appointed as Chief Operating Officer.  In this role, he has taken on expanded Service and Operations management responsibilities, including management of Marketing and assistance in sales execution.  He is engaged in developing strategies to improve overall profitability and market position, and facilitate operational and technical efficiencies.  David continues to work closely with all Service and Sales staff to ensure effective execution of strategies and client services worldwide.

Our Board of Directors reviews and ratifies who shall serve as our executive officers on an annual basis, who serve until their successors have been duly elected and qualified. There are no family relationships among any of our executive officers or directors.

THE BOARD OF DIRECTORS LEADERSHIP STRUCTURE AND ITS COMMITTEES

The business and affairs of the Company are managed under the direction of its Board of Directors. Our Board of Directors met four times in person or by telephone during the fiscal year ended December 31, 2017. During their respective terms of service in fiscal 2017, each of the nominated directors attended at least 75% of the meetings of our Board of Directors and of all committees on which he served.  Directors are encouraged to attend the Annual Meeting, but are not required to do so. None of our directors attended the 2017 Annual Meeting of Stockholders.

Our Board of Directors has determined that Messrs. Schneck, Siegel and Simon each have no material relationship with the Company and is an “independent director” within the rules of the SEC. Our Board of Directors has standing Audit, Nominating and Corporate Governance, and Compensation Committees. Each of these committees has adopted a written charter. All members of the committees are appointed by the Board of Directors, and are non- employee directors. Currently, all independent directors, Messrs. Schneck, Siegel and Simon, are members of each committee of our Board of Directors.

Audit Committee

The Audit Committee operates under a written charter. The charter was adopted by our Board of Directors on May 12, 2004 and is available on our website at www.astea.com. The composition of the Audit Committee, the attributes of its members and the responsibilities of the committee, as reflected in its charter, are intended to comply with applicable requirements for corporate audit committees. The committee reviews and assesses the adequacy of its charter on an annual basis. Our Board of Directors has determined that Mr. Schneck, the Chairman of the Audit Committee, is an “audit committee financial expert” as defined in the SEC rules.

The Audit Committee:

•	oversees the accounting, financial reporting and audit processes;

•	reviews the results and scope of audit and other services provided by the independent auditors;

•	reviews the accounting principles and auditing practices and procedures to be used in preparing our financial statements; and

•	reviews our internal controls.

The Audit Committee has the ultimate authority and responsibility to select, evaluate and, when appropriate, replace our independent auditor.

The Audit Committee works closely with our management and our independent auditors. The Audit Committee also meets with our independent auditors in executive session, without the presence of our management, on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope of the audit services to be performed. The Audit Committee met five times during the fiscal year ended December 31, 2017.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Governance Committee”) was formed on May 12, 2004. Upon formation, our Board of Directors adopted the Nominating and Corporate Governance Committee Charter, which is available on the Company’s our website at www.astea.com.  Prior to such adoption, the functions of the Governance Committee were performed by our Board of Directors.

The Governance Committee:

•
considers and periodically reports on matters relating to the identification, selection and qualification of our Board of Directors and candidates nominated to our Board of Directors and its committees;

•	develops and recommends governance principles applicable to us; and

•	oversees the evaluation of our Board of Directors and our management.

The Governance Committee considers properly submitted stockholder recommendations for candidates for membership on our Board of Directors as described below. In evaluating such recommendations, the Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board of Directors and to address the membership criteria detailed below. Any stockholder recommendations proposed for consideration by the Governance Committee should include the candidate’s name and qualifications for membership on our Board of Directors (as well as any other information that may be required to be submitted pursuant to our bylaws) and should be addressed to our Chief Financial Officer (with a copy to our Corporate Secretary) at Astea International Inc., 240 Gibraltar Road, Horsham, Pennsylvania 19044. In addition, procedures for stockholder direct nomination of directors are discussed in the section titled, “Communicating with the Board of Directors”, and are discussed in detail in our bylaws which will be provided to you upon written request. There are no differences in the manner in which the Governance Committee evaluates nominees for director, whether the nominee is recommended by a stockholder or another party.

The Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors. Under these criteria, members of our Board of Directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.

The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly assesses the appropriate size of our Board of Directors, and whether any vacancies on our Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Governance Committee through current members of our Board of Directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Governance Committee and may be considered at any point during the year. As described above, the Governance Committee considers properly submitted stockholder recommendations for candidates for our Board of Directors. In evaluating such recommendations, the Governance Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on our Board of Directors. The Governance Committee met once during 2017.

Diversity

Our Board of Directors values varied personal and professional backgrounds, perspectives and experiences as important factors in identifying nominees for director. Our Board of Directors does not have a formal policy with regard to the consideration of diversity in identifying director nominees.  Our Board of Directors focuses on selecting the best candidates and endeavors to ensure that its membership, as a whole, possesses a diverse range of talents, expertise and backgrounds and represents diverse experiences at the policy-making levels of significant financial, industrial or commercial enterprises.

All nominees for election to our Board of Directors this year are incumbents. All the nominees have previously stood for election to our Board of Directors by our stockholders.

Compensation Committee

The Compensation Committee was formally created on May 12, 2004. Prior to that, it was an ad hoc committee consisting of the independent members of our Board of Directors. The Compensation Committee charter is available on our website at www.astea.com. The Compensation Committee oversees and makes recommendations to our Board of Directors regarding our compensation and benefits policies; and oversees, evaluates and approves compensation plans, policies and programs for our executive officers. The Compensation Committee met once during 2017.  Neither we nor the Compensation Committee engaged a compensation consultant during 2017. The Compensation Committee is authorized to delegate its authority to individual members of the Compensation Committee, provided that any such individual decisions are later ratified by the full Committee. The Compensation Committee determines the compensation for our executive officers. For our executive officers other than our CEO, the Compensation Committee may solicit recommendations from the CEO, but any such recommendations are advisory only.

Board Leadership Structure

Our Board of Directors does not have a formal policy with respect to whether our CEO should also serve as Chairman of our Board of Directors. Our Board of Directors makes this decision based on its evaluation of the circumstances in existence and the specific needs of the Company and the Board at any time it is considering either or both roles.

Currently, Zack Bergreen serves as the Chairman of our Board of Directors as well as CEO. Our Board of Directors and the Governance Committee have determined that combining the roles of Chairman of the Board and Chief Executive Officer continues to be appropriate for us and provides the preferred form of leadership. Mr. Bergreen has served in these dual capacities since 1979.  Given Mr. Bergreen’s experience as founder and Chairman of our Board of Directors for over 35 years, the respect which he has earned from employees, business partners and our stockholders, as well as other members of the field service industry, and his proven leadership skills, our Board of Directors believes the best interests of our stockholders are met by Mr. Bergreen’s continued service in both capacities. Our Board of Directors believes Mr. Bergreen’s fulfillment of both responsibilities encourages clear accountability and effective decision-making, and provides strong leadership for our employees and other stakeholders. Furthermore, our Board of Directors believes that the authority of the combined Chairman of our Board of Directors and CEO is appropriately counter-balanced by the independent directors. Although our Board of Directors has not named a lead independent director, all of the independent directors are actively engaged in shaping our Board of Director’s agenda and our strategy.

Risk Oversight

Our Board of Directors oversees our risk management practices to ensure they are consistent with our corporate strategy and are functioning appropriately. Our Board of Directors does not have a separate risk committee, but instead believes that the entire board is responsible for overseeing risk management.

Our Board of Directors conducts certain risk oversight activities through its committees. The Audit Committee oversees our compliance risk, including reviewing reports of compliance with the Sarbanes-Oxley Act and other applicable statutes, rules and regulations. The Governance Committee’s role in risk oversight includes recommending director candidates who have appropriate experience that will enable them to provide competent oversight over our material risks. The Compensation Committee monitors the ways in which our compensation policies and practices could subject us to risk.

Our Board of Directors helps ensure that our management is properly focused on risk by, among other things, regularly reviewing and discussing the performance of our senior management.  In addition, our Board of Directors receives reports from our management on our most material risks and the degree of our exposure to those risks.

Communicating with the Board of Directors

Our policy is that stockholders may communicate with our Board of Directors by writing to the Company at Astea International Inc., Attention: Board of Directors, 240 Gibraltar Road, Horsham, Pennsylvania 19044. Stockholders who would like their submission directed to a particular member of our Board of Directors may so specify, and the communication will be forwarded as appropriate.

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct, which is applicable to all of our officers and employees, including our CEO and CFO. A copy of the Code of Conduct can be found on our website, www.astea.com. Our Board of Directors has also adopted a Code of Ethics which is applicable to our CEO, our CFO and our Controller. Copies of this are available upon request in writing to Astea International Inc., Attention: Chief Financial Officer, 240 Gibraltar Road, Horsham, Pennsylvania 19044.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of April 27, 2018: (i) the name of each person who, to our knowledge, is the beneficial owner of more than 5% of the shares of Common Stock outstanding at such date; (ii) the name of each of our directors; and (iii) the name of each of our Named Executive Officers (as defined below). The following table also sets forth as of April 27, 2018 the number of shares of Common Stock owned by each of such persons and the percentage of the outstanding shares represented thereby, and also sets forth such information for our directors, nominees and executive officers as a group:

Name of Beneficial Owner and Management (2)	Amount of Ownership (1)	Percent of Class (3)
Zack Bergreen (4)	2,961,016	55.1%
Eric S. Siegel (5)	44,000	1.2%
Keith D. Schneck (6)	30,000	*
Mark I. Simon (7)	22,500	*
Rick Etskovitz (8)	131,500	3.5%
David Giannetto (9)	18,750	*
Philotimo Fund, LP (10)	251,336	7.0%
KVO Capital Management, LLC (11)	400,658	11.1%

All current directors, nominees and executive
Officers as a group (6 persons) (4)-(9)	3,207,766	57.1%

*   Represents less than 1.0% of the issued and outstanding Common Stock.
+   Except as otherwise indicated, the address of each person named in the table is c/o Astea International Inc., 240   Gibraltar Road, Horsham, Pennsylvania 19044. Information regarding beneficial owners other than our officers and directors are based on, and limited to, the information each has provided in its respective Schedule 13D and Schedule 13G filings with the SEC.

(1)
Except as noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock owned, based upon information provided to the Company by directors, officers and principal stockholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”) and includes voting and investment power with respect to shares of Common Stock subject to options currently exercisable or exercisable within 60 days after the Record Date, April 27, 2018 (“presently exercisable stock options”).

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Presently exercisable stock options and preferred stock convertible into Common Stock are deemed outstanding for computing the percentage of ownership of the person holding such options and/or convertible preferred stock, but are not deemed outstanding for computing the percentage of any other person.

(3)	Applicable percentage of ownership as of April 27, 2018 is based upon 3,594,549 shares of Common Stock outstanding as of that date.

(4)
Chairman and Chief Executive Officer. Includes 1,123,819 shares of Common Stock held by trusts of which Mr. Bergreen and his wife are the only trustees, 55,803 shares of Common Stock held by a family limited partnership of which Mr. Bergreen is the sole general partner and 1,623,894 shares of convertible preferred stock which are convertible at the Record Date of April 27, 2018. Represents options to purchase 195,000 shares, 157,500 of which are exercisable.

(5)	Director. Represents 44,000 shares of common stock issuable pursuant to presently exercisable stock options.

(6)	Director. Represents 30,000 shares of common stock issuable pursuant to presently exercisable stock options.

(7)	Director. Represents 22,500 shares of common stock issuable pursuant to presently exercisable stock options.

(8)	Chief Financial Officer and Treasurer. Represents 4,000 shares of Common Stock owned and also options to purchase 165,000 shares, 127,500 of which are exercisable.

(9)	Chief Operating Officer. Represents options to purchase 55,000 shares of Common Stock, of which 18,750 are exercisable.

(10)
Philotimo Fund, LP includes the stock owned by David L. Kanen and Kanen Wealth Management, LLC.  The principal address of Kanen Wealth management, LLC is 5850 Coral Ridge Drive, Suite 309, Coral Springs, FL 33076.

(11)
KVO Capital Management, LLC includes the ownership of Astea stock by Kernan V. Oberting, Managing Member of KVO Capital. The principal address of KVO Capital Management, LLC is 33 S. Main Street, Suite 3, Hanover, NH 03755.

Compensation Discussion and Analysis

This section explains our compensation philosophy and all material elements of the compensation we provided to our CEO, our CFO and our COO during the fiscal year ended December 31, 2017, who we refer to as our “Named Executive Officers”. Our Named Executive Officers are Zack Bergreen, our Chairman and CEO; Rick Etskovitz, our CFO and David Giannetto, our Chief Operating Officer.

Compensation Policies and Objectives

1.
We believe that the compensation of our Named Executive Officers should be sufficient to attract and retain highly qualified and productive personnel, as well as to enhance productivity and encourage and reward superior performance.

2.
We determine the appropriate levels of the principal elements of our Named Executive Officers’ compensation independently, rather than setting a total level of target compensation and allocating that total amount among different compensation elements. We are nonetheless cognizant of total compensation levels and believe that our efforts to appropriately size each of the three principal elements of our Named Executive Officers’ compensation – salary, bonus and equity-based compensation - has resulted in total compensation levels that are appropriate and reasonable.

3.	We seek to reward the achievement of specific long- and short-term individual and corporate performance goals by authorizing annual cash bonuses.

4.
We believe that we should make initial stock option grants to key executive officers upon their commencement of employment in order to attract highly qualified individuals, and that we should, subject to the achievement of certain financial, operational, and individual objectives, make additional annual stock option grants in order to retain, motivate, and align the interests of those key executive officers with our stockholders.

5.
We believe that our key executive officers should be given some measure of job security through the use of executive severance and change in control agreements, to aid in recruiting and retention, and ensure that their interests are best aligned  with  our   stockholders.   With  respect to  Named Executive Officers,  these severance benefits should reflect the fact that it may be difficult for a Named Executive Officer to find comparable employment within a short period of time.

6.
Although the Compensation Committee generally reviews publicly available industry data when reviewing annual compensation, the Compensation Committee does not specifically use companies   in our industry as the basis for establishing the compensation of our executive officers, nor does the Compensation Committee peg salary levels to any given quartile in our industry or other industries. Instead, the Compensation Committee attempts to make reasoned judgments of compensation levels for executives as influenced by all relevant market forces.

Who Determines Compensation?

In accordance with the Compensation Committee charter, compensation for the CEO is determined by the Compensation Committee, subject to approval of our Board of Directors (excluding the CEO, who is also a director).  In making its determination on CEO compensation, the Compensation Committee reviews a number of factors, including but not limited to:

i.	Our achievement of annual goals and objectives set by our Board of Directors in the preceding year,

ii.	Our short-term and long-term performance, and

iii.	Executive compensation levels at comparable companies.

For the other Named Executive Officers, the Compensation Committee reviews, approves, and recommends to our Board of Directors compensation based on:

i.	The performance of each individual Named Executive Officer in light of relevant goals and objectives that have been approved by the Compensation Committee,

ii.	Our short-term and long-term performance,

iii.	Executive compensation levels at comparable companies, and

iv.	The recommendations of the CEO.

The Compensation Committee meets from time to time during the year as may be required to address compensation and equity grant issues associated with new officer hires and director appointments, as well as to make determinations and recommendations with respect to stock option grants as long-term compensation and decisions with respect to other employee benefit plans and related matters. The Compensation Committee meets early in each year, when audited year-end financial statements are available, to consider bonuses with respect to the newly-completed fiscal year and determine executive officer salaries and bonus targets with respect to the next fiscal year.

Identification and Analysis of Compensation Programs

During 2017, our executive compensation program included salary, annual cash bonuses and long-term compensation in the form of stock option grants. Discussion in further detail of each of these elements of compensation follows:

•
Salary – Salaries for executives other than the CEO are reviewed, approved, and recommended to our Board of Directors annually by the Compensation Committee upon recommendation of the CEO. The CEO’s salary is specified in his employment offer letter (see “Employment Offer Letters and Executive Severance Agreements” section below), and is annually reviewed and approved by the Compensation Committee and our Board of Directors.  For 2017, Mr. Bergreen, our CEO, was paid an annual base salary of $345,279.  Mr. Etskovitz, our CFO, was paid an annual base salary of $276,224 for 2017 and David Giannetto, our COO, was paid an annual base salary of $240,000 for 2017.

•
Bonus – The annual cash bonuses we pay to our executives is based upon the achievement of specified corporate financial targets.  Mr. Bergreen’s maximum bonus for 2017 was $160,000, Mr. Etskovitz’s maximum bonus for 2017 was $120,000 and Mr. Giannetto’s maximum bonus was $75,000.  The annual cash bonus is designed to compensate executives for achievement against corporate financial targets set by our Board of Directors.

The corporate financial targets are reviewed and approved by our Board of Directors on an annual basis.  In order to determine whether a bonus will be paid, the Compensation Committee first evaluates whether the required minimum level of performance has been achieved against the corporate financial targets. Provided that the minimum level of achievement has been attained, the Compensation Committee then approves the bonus. The Compensation Committee believes that the achievement of the corporate financial targets is realistic but not certain.

In January 2018, with regards to the compensation plan for 2017, the Compensation Committee determined that no bonuses were earned by either Mr. Bergreen or Mr. Etskovitz in relation to the financial target portion of the bonus plan.  Mr. Giannetto earned a bonus of $2,585.  See “Summary Compensation Table” and for more information regarding the payment of annual bonuses.

•
Equity-based Compensation Programs – We believe that we should make both initial stock option grants to key executive officers upon their commencement of employment, and that we should, subject to the achievement of certain financial, operational, and individual objectives, make additional annual stock option grants. We believe that these additional stock option grants are helpful in the retention of employees, and the alignment of the interests of executives with that of our stockholders.  Stock options are only granted in conjunction with scheduled meetings of our Board of Directors.  We have not instituted a single timeframe for issuing options to Named Executive Officers, but we are evaluating implementing such a standardized policy. For all stock option grants, the closing price of our Common Stock on the date of grant is used as the exercise price. See “Summary Compensation Table” and “Outstanding Option Awards at 2017 Fiscal Year-End” for more information regarding stock option grants.

•	Perquisites and Other Personal Benefits – The Company does not offer any perquisites.

•
Employment Offer Letters and Executive Severance Agreements – None of the Named Executive Officers have formal employment agreements. Each Named Executive Officer works pursuant to an employment offer letter detailing his compensation structure.

We have also entered into executive severance agreements (the “Agreements”) with our CEO and CFO, which provide severance benefits in the event of: (a) the termination of such Named Executive Officer’s employment without Cause; or (b) such Named Executive Officer’s resignation for Good Reason. The Agreements also provide for enhanced severance benefits in the event the Named Executive Officer’s employment terminates without Cause or for Good Reason during the twelve-month period following a Change in Control. “Cause”, “Good Reason” and “Change in Control” are as defined in the Agreements.  See “Potential Payments Upon Termination Without Cause or Resignation for Good Reason” for more information.

•
Retirement Plans – We maintain a retirement plan (the “401(k) Plan”) intended to qualify and satisfy the requirements of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended. The 401(k) Plan is a defined contribution plan that covers all of our full-time employees who are at least 21 years of age. We offer this plan to enable and encourage our employees to save for their retirement in a tax advantageous way. We, in our discretion, may match employee contributions up to a maximum authorized amount under the plan.

Impact of Tax and Accounting Treatment

Under Section 162(m) of the Internal Revenue Code of 1986, as amended and applicable Treasury regulations, no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded company to its chief executive officer and four other most highly compensated officers (other than the chief financial officer). Under those provisions, however, there is no limitation on the deductibility of “qualified performance-based compensation.” In general, our policy is to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determination as to the most appropriate methods and approaches for the design and delivery of compensation to our executive officers.

COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

The table immediately below sets forth information concerning the compensation earned for services provided in all capacities for the fiscal years ended December 31, 2017, 2016 and 2015 with respect to each Named Executive Officer.

SUMMARY COMPENSATION TABLE 2017

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)(2)	Total ($)

Zack Bergreen	2017	349,028	-	22,655	-	-	371,683
Chairman of the Board and Chief	2016	336,858	-	39,977	-	-	376,835
Executive Officer	2015	328,642	15,000	27,435	-	-	371,077

Rick Etskovitz	2017	276,224	-	28,319	-	3,087	307,630
Chief Financial Officer	2016	269,487	-	33,315	-	3,857	306,658
2015		262,914	22,500	22,862	-	3,944	312,220

David Giannetto(3)	2017	238,250	-	39,646	-	3,021	280,917
Chief Operating Officer			-		-
					-
John Tobin (4)	2016	109,094	-	33,314	-	1,482	143,890
Former President	2015	262,914	11,250	22,862	-	3,944	300,970

(1)
Stock options are valued under rules prescribed by FASB ASC Topic 718. See Note 2 to the Company’s financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017.

(2)	Represents the Company match for the 401(k) plan.
(3)	Mr. Giannetto became an executive officer on February 28, 2017.
(4)	Mr. Tobin resigned his position of President on June 17, 2016. He passed away on July 6, 2016.

Outstanding Option Awards at 2017 Fiscal Year-End

The following table sets forth information about the stock options held as of December 31, 2017 by each of the Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (1)	Option Expiration Date (2)
Zack Bergreen	10,000	-	$3.65	11/6/2018
	40,000	-	$3.39	11/5/2019
	15,000		$2.25	11/4/2020
	20,000	-	$3.04	11/3/2021
	15,000	-	$2.73	1/9/2023
	15,000	-	$3.01	1/21/2024
	15,000	15,000	$1.26	3/24/2025
	7,500	22,250	$1.91	3/3/2026
	-	20,000	$1.81	2/27/2027

Rick Etskovitz	10,000	-	$3.65	11/6/2018
	15,000	-	$3.39	11/5/2019
	15,000	-	$2.25	11/4/2020
	20,000	-	$3.04	11/3/2021
	15,000	-	$2.73	1/9/2023
	11,250	3,750	$3.01	1/21/2024
	12,500	12,500	$1.26	3/24/2025
	6,250	18,750	$1.91	3/3/2026
	-	25,000	$1.81	2/27/2027

David Giannetto	10,000	10,000	$1.85	8/11/2025
	-	15,000	$1.81	2/27/2027

(1)	The exercise price per share of each option was the closing market price on the day of the grant.
(2)
Each option grant vests in equal installments on each of the first four anniversaries of the grant date. For each award, the grant date is the date that is ten years prior to the “Option Expiration Date” listed in the table above.

Potential Payments Upon Termination Without Cause or Resignation for Good Reason

As described above, we are party to executive severance agreements with our Named Executive Officers, which provide severance benefits in the event of the termination of the Named Executive Officer’s employment without Cause or the Named Executive Officer’s resignation for Good Reason. In addition, the Agreements provide that the Named Executive Officer will receive enhanced severance payments in the event of termination of the Named Executive Officer’s employment without Cause or the Named Executive Officer’s resignation for Good Reason during the twelve-month period following a Change of   Control.

In the event of a termination without Cause or a resignation for Good Reason, in either case unrelated to a Change in Control, the Agreements provide that the Named Executive Officer would receive severance compensation of six months’ base pay at the then current rate of pay, plus reimbursement of the cost of COBRA continuation coverage for six months. These payments would be paid out via normal payroll over the six-month period.

In the event that that the Named Executive Officer’s employment terminates due to a termination without Cause or a resignation for Good Reason within twelve months following the effective date of a Change in Control, then the Named Executive Officer would receive severance compensation of twelve months’ base pay at the then current rate of pay, plus reimbursement of the cost of COBRA continuation coverage for twelve months. These payments would be made in a single lump sum.

The Named Executive Officer would be required to execute a release of claims in favor of us prior to any severance or Change in Control severance amounts being paid.

The following table sets forth the approximate amount of severance each Named Executive Officer would be entitled to receive upon each of the events described above, assuming each event had occurred on December 31, 2017:

	Termination without Cause	Resignation for Good Reason	Termination without Cause or Resignation for Good Reason within One Year Following a Change in Control

Zack Bergreen	$174,520 (1)	$174,520 (1)	$349,040 (2)
Rick Etskovitz	$144,916 (3)	$144,916 (3)	$289,832 (4)

(1)	Represents six months of base salary ($172,640) plus reimbursement of the cost of COBRA continuation coverage for six months ($2,499).

(2)	Represents 12 months of base salary ($345,279) plus reimbursement of the cost of COBRA continuation coverage for 12 months ($4,998).

(3)	Represents six months of base salary ($138,112) plus reimbursement of the cost of COBRA continuation coverage for six months ($6,804).

(4)	Represents 12 months of base salary ($276,224) plus reimbursement of the cost of COBRA continuation coverage for 12 months ($13,608).

Option Exercises and Stock Vested in Last Fiscal Year

There were no option exercises by any of the Named Executive Officers during the year ended December 31, 2017. We do not utilize stock awards, therefore, no stock vested during the year ended December 31, 2017.

Compensation Committee Interlocks and Insider Participation

The Committee normally consists of three non-employee directors, all of whom (1) meet standards for compensation committee “independence” established by the applicable rules and regulations of the SEC (2) are “Non-Employee Directors” as defined in SEC Rule 16(b)-3 and (3) are “Outside Directors” as defined under the treasury regulations promulgated under Section 162(m) of the Internal Revenue Code. Messrs. Schneck, Siegel and Simon served as members of the Compensation Committee during the fiscal year ended December 31, 2017.  None of our executive officers served as a member of the board of directors, compensation committee, or other committee performing equivalent functions, of another entity whose executive officers served as one of our directors. Other than Messrs. Bergreen, no person who served as a member of our Board of Directors was, during the fiscal year ended December 31, 2017, simultaneously an officer, employee or consultant of the Company or any of its subsidiaries. Mr. Bergreen did not participate in any determination of his own compensation.

Report of the Compensation Committee

The following Report of the Compensation Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate it by reference therein.
We, the members of the Compensation Committee, have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Form 10-K for the year ended December 31, 2017.
Compensation Committee of the Board of Directors:
Keith D. Schneck, Chairman
Eric S. Siegel
 Mark I. Simon

Compensation of Directors

For 2017, each non-employee director received a $15,000 annual cash retainer for serving on our Board of Directors and was also reimbursed for his reasonable out-of-pocket expenses incurred in attending meetings. Non- employee directors may elect to receive, in lieu of the foregoing cash compensation, unrestricted shares of Common Stock. The shares of Common Stock to be issued in lieu of cash compensation are determined based upon the fair market value of the Common Stock on the last day of the calendar quarter during which the cash compensation was earned and foregone. Directors also receive annual grants of stock options to purchase 10,000 shares of Common Stock. Directors who are employees are not compensated for their service on the Board of Directors or any committee thereof.

In 2017, in addition  to the compensation described above, each Audit Committee member received a $5,000 supplement, and the Audit Committee Chairman received an additional $5,000 supplement. In 2017, each Governance Committee member received a $2,500 supplement and the Governance Committee Chairman received an additional $2,500 supplement. In addition, each member of the Compensation Committee received a $2,500 supplement and the Chairman received an additional $2,500   supplement.

The following table sets forth the director compensation for 2017 and does not include compensation for Mr. Bergreen who, although a director, does not receive additional compensation for his service on our Board of Directors:

Name	Fees Earned ($)	Option Awards($)	Total ($)
Keith D. Schneck	$30,000	$11,327	$41,327
Eric S. Siegel	$27,500	$11,327	$38,827
Mark I. Simon	$27,500	$11,327	$38,827
(1)
The dollar amounts shown for stock option awards represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 – Stock Compensation. See Note 2 to the Company’s financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 29, 2018.

Report of the Audit Committee
The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate it by reference therein.
For fiscal 2017, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditor. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” The Company’s independent auditor also  provided  the  Audit   Committee  with   the  written  disclosures  required by  Independence  Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent auditor that firm’s independence.

Following the Audit Committee’s discussions with management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Audit Committee:

Keith D. Schneck, Chairman
Eric S. Siegel
 Mark I. Simon

Audit Fees Summary

Fees billed by EisnerAmper for services rendered in connection with the fiscal years ended December 31, 2017 and 2016 are set forth below.    All fees earned by EisnerAmper were pre-approved by the Audit Committee.

	2017	2016
Audit fees	$157,600	$153,750
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-

 Audit Fees

Audit fees billed by EisnerAmper for 2017 and 2016 consist of fees for the audit of the Company’s financial statements for the fiscal years ended December 31, 2017 and 2016 and the review of the interim financial statements in the Company’s quarterly report for the quarters ended March 31, 2016, June 30, 2016, September 30, 2016, March 31, 2017, June 30, 2017 and September 30, 2017.

The Audit Committee, per its charter, approves in advance all audit services to be provided by the outside auditing firm, including any written engagement letters related thereto.  By approving the audit engagement, the audit service contemplated in any written engagement letter shall be deemed to have been pre-approved. Eisner Amper did not provide any non-audit services during the years ended December 31, 2017 and 2016.

PROPOSAL 2

RATIFICATION AND SELECTION OF AUDITORS

The Audit Committee has selected the firm of EisnerAmper, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2018. It is expected that a member of EisnerAmper will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

Before making its selection, the Audit Committee carefully considered that firm’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm; as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Audit Committee is satisfied with EisnerAmper in all these respects.

The submission of the selection of EisnerAmper to the stockholders is not required by law or our bylaws. Our Board of Directors is nevertheless submitting the selection of EisnerAmper to the stockholders to ascertain their views.  If the stockholders do not ratify the Audit Committee’s selection, the Audit Committee will consider the selection of another independent public accountant.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THIS SELECTION.

PROPOSAL 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote regarding the compensation of our Named Executive Officers (“Say-on-Pay”) as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Tables and other information concerning executive compensation.

As further discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program for our key executives is designed to attract and retain highly qualified and productive personnel, as well as to enhance productivity and encourage and reward superior performance.  Our Named Executive Officers are rewarded for the achievement of specific long- and short-term individual and corporate performance goals through a combination of cash and equity base and incentive compensation.  As opposed to pegging the compensation of our Named Executive Officers to any particular peer group or other metric, the Compensation Committee attempts to make reasoned judgments of compensation levels for executives as influenced by all relevant market forces.  Stockholders are urged to review the “Compensation Discussion and Analysis” section of this Proxy Statement for more information.

The Compensation Committee continually reviews the compensation programs for our Named Executive Officers to ensure that they achieve the desired goal of offering total compensation that is performance-oriented and linked to the interests of stockholders. We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that  the  stockholders  of Astea International Inc. approve, on an advisory basis, the compensation  of  the  Named  Executive  Officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including  the  Compensation  Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

This is a non-binding vote and, therefore, its outcome does not mandate any particular action.  However, our Compensation Committee will carefully consider the outcome of this vote when making future decisions regarding the compensation of our Named Executive Officers.

The Company’s next Say-on-Pay vote is scheduled for 2021. However, in connection with our 2019 annual meeting of stockholders, the Company’s stockholders will be asked indicate their preference on the frequency of such Say-on-Pay votes in a non-binding, advisory vote. Therefore, the timing of the Company’s next Say-on-Pay vote is subject to change.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPROVAL OF OUR NAMED EXECUTIVE OFFICER COMPENSATION.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as reported below, we were not party to any reportable related party transactions in 2016 and 2017, nor are we a party to any reportable related party transactions since the beginning of 2018. In the event in the future there are any other reportable related party transactions, such transactions would be subject to the review and approval of the Audit Committee.  Related party transactions are those which exceed the lesser of (i) $120,000 and (ii) 1% of the average of the registrant’s total assets at year-end for the last 2 completed fiscal years. Only those related party transactions approved by the Audit Committee will be consummated. The Audit Committee will only approve those transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party. If an Audit Committee member has any interest in a related party transaction presented to the Audit Committee for approval, such director is required to abstain from the vote to approve or not approve the transaction. Examples of related party transactions covered by our policy are transactions in which any of the following individuals has or will have a direct or indirect material interest: any of our directors or executive officers, any person who is known to us to be the beneficial owner of more than five percent of our Common Stock, and any immediate family member of one of our directors or executive officers or person known to us to be the beneficial owner of more than five percent of our Common Stock. Transactions that involve all salaried employees generally are not covered by our approval policy. Additionally, all related party transactions would be disclosed in our filings with the SEC to the extent required by the SEC’s rules, and would be disclosed to our Board of Directors. We do not have a formal written statement of its related party transactions policy.

On May 29, 2013, the Company entered into a Revolving Loan Agreement and associated Revolving Promissory Note (collectively the “Loan Documents”) with Zack Bergreen, the Company’s Chief Executive Officer. Pursuant to the Loan Documents, Mr. Bergreen will provide an unsecured $2,000,000 revolving line of credit to the Company (Line of Credit). Amounts outstanding under the Line of Credit bear interest at a rate of 7% per annum, with interest payable monthly. The maturity date of the Line of Credit was May 29, 2015. On April 26, 2016, the Company extended the Revolving Loan Agreement until May 1, 2018.  Pursuant to the agreement, Mr. Bergreen will provide an unsecured $1,000,000 Revolving Line of Credit to the Company. The Company may pay all amounts outstanding and terminate the Loan Documents prior to that time without any penalties. The Loan Documents contain customary covenants, default and other provisions. The Loan Documents were negotiated and approved by the Audit Committee of the Company’s Board of Directors. Borrowings under the Line of Credit are subject to the Audit Committee’s approval.   The proceeds from the borrowings will be used by the Company for working capital and general corporate purposes.  As of December 31, 2017, the Company borrowed $0 against the line of credit and incurred $0 of interest expense.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
 Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of the Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock.
Based on our review of such filings with respect to the fiscal year ended December 31, 2017, Zack Bergreen, Keith D. Schneck, Eric S. Siegel, Mark I. Simon, Rick Etskovitz and David F. Giannetto each filed one late Form 4 with respect to one award of options to purchase Common Stock received by each of them.

WE WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE, UPON REQUEST IN WRITING, A COPY OF OUR ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 (IN EACH CASE WITHOUT EXHIBITS). REQUESTS SHOULD BE DIRECTED TO OUR CHIEF FINANCIAL OFFICER AT ASTEA INTERNATIONAL INC., 240 GIBRALTAR ROAD, HORSHAM, PENNSYLVANIA 19044.

By Order of the Board of Directors

Horsham, Pennsylvania	Zack Bergreen
April 27, 2018	Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

ASTEA INTERNATIONAL INC.

To be held June 22, 2018

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy
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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at https://materials.proxyvote.com/04622E

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

\/ Please detach along perforated line and mail in the envelope provided. \/

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. To elect four (4) Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.		2. To ratify the selection of EisnerAmper LLP as independent auditors for the fiscal year ending December 31, 2018.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	NOMINEES:	3. To approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers.	☐	☐	☐
☐ FOR ALL NOMINEES	o Zack Bergreen
4.    To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT AUDITORS, FOR NON-BINDING ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY RETURNED THIS PROXY.

o Keith D. Schneck
☐ WITHHOLD AUTHORITY	o Eric S. Siegel
FOR ALL NOMINEES	o Mark I. Simon

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ASTEA INTERNATIONAL INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 22, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of Astea International Inc., a Delaware corporation (the "Corporation"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated April 27, 2018 and hereby appoints Zack Bergreen and Rick Etskovitz as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at the offices of the Company at 240 Gibraltar Road, Horsham, Pennsylvania 19044, on June 22, 2018 at 11:00 a.m. local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, and in their discretion upon any other business that may properly come before the meeting or any adjournment or adjournments thereof:

(Continued and to be signed on the reverse side)